The Chartwell Funds

Chartwell Income Fund

Chartwell Mid Cap Value Fund

Chartwell Short Duration Bond Fund

Chartwell Short Duration High Yield Fund

Chartwell Small Cap Growth Fund

Chartwell Small Cap Value Fund

Supplement dated May 1, 2022 to the Prospectus dated May 1, 2022, as supplemented

On October 20, 2021, TriState Capital Holdings, Inc. (“TSC”) announced that it had entered into a definitive agreement with Raymond James Financial, Inc. (“RJF”) under which RJF will acquire TSC (the “Transaction”). As part of the Transaction, Chartwell Investment Partners, LLC (“Chartwell”), a wholly-owned subsidiary of TSC and the investment adviser to The Chartwell Funds (the “Trust”) and its individual series named above (each, a “Acquired Fund,” and together, “the Acquired Funds”), will become a wholly-owned subsidiary of Carillon Tower Advisers, Inc. (“CTA”), which is a wholly-owned subsidiary of RJF. In connection with the Transaction, the parties agreed to seek to reorganize each Acquired Fund into a newly created shell series (each, an Acquiring Fund,” and together, the “Acquiring Funds”) of the Carillon Series Trust (the “Carillon Trust”), which would be advised by CTA and sub-advised by Chartwell.

After careful consideration, at a special meeting held on December 15, 2021, the Board of Trustees of the Trust (the “Board”) approved an Agreement and Plan of Reorganization and Termination (the “Reorganization Plan”) pursuant to which each Acquired Fund would transfer all of its assets and liabilities to the corresponding Acquiring Fund listed below in exchange for shares of the Acquiring Fund that would be distributed to the Acquired Fund’s shareholders (each a “Reorganization,” and together, the “Reorganizations”).

Acquired Funds (each, a series of The Chartwell Funds)	Acquiring Funds (each, a series of Carillon Series Trust)
Chartwell Income Fund	Carillon Chartwell Income Fund
Chartwell Mid Cap Value Fund	Carillon Chartwell Mid Cap Value Fund
Chartwell Short Duration Bond Fund	Carillon Chartwell Short Duration Bond Fund
Chartwell Short Duration High Yield Fund	Carillon Chartwell Short Duration High Yield Fund
Chartwell Small Cap Growth Fund	Carillon Chartwell Small Cap Growth Fund
Chartwell Small Cap Value Fund	Carillon Chartwell Small Cap Value Fund

Each Acquiring Fund has no assets or liabilities and was created for the sole purpose of acquiring the assets and liabilities of the corresponding Acquired Fund and continuing its business operations. The Reorganizations are not expected to change the objectives or strategies of the Acquired Funds or the manner in which the Acquired Funds are managed, and it is anticipated that the portfolio managers responsible for each Acquired Fund will be the portfolio managers for the corresponding Acquiring Fund.

Each Reorganization Plan requires approval by the Acquired Fund’s shareholders. A combined Proxy Statement/Prospectus was sent to shareholders of each Acquired Fund who held shares as of March 2, 2022 requesting their vote on the Reorganization Plan, which included a full discussion of the Reorganizations and the factors the Board considered in approving the Reorganization Plan, and a special shareholder meeting was subsequently held on April 25, 2022 (the “Shareholder Meeting”). The Reorganization Plan was approved by shareholders of the Chartwell Mid Cap Value Fund, Chartwell Short Duration Bond Fund and the Chartwell Small Cap Growth Fund at the Shareholder Meeting. The Shareholder Meeting was adjourned until May 18, 2022 for the Chartwell Income Fund, Chartwell Short Duration High Yield Fund, and the Chartwell Small Cap Value Fund. If the conditions of the Reorganization Plan are satisfied or waived, the Reorganizations are expected to be consummated concurrent with the closing of the Transaction, which currently is expected to occur in the second quarter of 2022 but may be delayed subject to requisite shareholder and regulatory approvals. Upon closing of the Reorganizations, shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund that are equal in value to the shares of Acquired Fund that the shareholders held immediately prior to the closing of the Reorganizations, and the Acquired Fund will liquidate and cease operations. Acquired Fund shares would, in effect, be exchanged on a tax-free basis for shares of the corresponding Acquiring Fund with the same total net asset value.

Each of the Reorganizations is conditioned on the closing of the Transaction.

The foregoing disclosure is not an offer to sell, nor a solicitation of an offer to buy, any shares in connection with the Reorganizations, nor is it a solicitation of a proxy from any shareholder of the Acquired Funds.

You should keep this Supplement for future reference.